CONFIDENTIAL

Exhibit 10.115

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED FROM PUBLIC FILING PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION, WHICH HAS BEEN IDENTIFIED WITH THE SYMBOL “[*],” HAS BEEN FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NO. 1 TO

AMENDED & RESTATED SUPPLY AGREEMENT

This Amendment No. 1 to Amended & Restated Supply Agreement (this “Amendment”) is entered into as of this 25th day of November, 2009 between JINKO SOLAR CO., LTD. (formerly “JIANGXI JINKO SOLAR CO., LTD.”, and hereinafter “JINKO”) and HOKU MATERIALS, INC., a Delaware corporation (hereinafter “HOKU”). HOKU and JINKO are sometimes referred to in the singular as a “Party” or in the plural as the “Parties”.

Recitals

Whereas, HOKU and JINKO are parties to that certain Amended & Restated Supply Agreement dated as of February 26, 2009 (the “Supply Agreement”), pursuant to which JINKO has agreed to purchase from HOKU, and HOKU has agreed to sell to JINKO, specified volumes of polysilicon each year over a ten year period; and

Whereas, HOKU and JINKO desire to amend certain provisions of the Supply Agreement as set forth herein to, among other things, eliminate the first Year of the Supply Agreement, such that the term of the Agreement will be reduced to nine (9) Years from the First Shipment Date;

NOW, THEREFORE, in furtherance of the foregoing Recitals and in consideration of the mutual covenants and obligations set forth in this Amendment, the Parties hereby agree as follows:

Agreement

1.           Definitions.  Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings set forth in the Supply Agreement.

2.           Amendments.  The following provisions of the Supply Agreement are amended or amended and restated as follows.

2.1.        Section 2.3 of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

2.3    “First Shipment Date” shall mean the first day after November 30, 2010, when HOKU commences deliveries to JINKO of Products pursuant to this Agreement.

2.2.        Section 2.12 of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

JINKO Initials & Date	XL November 25, 2009	HOKU Initials & Date	DS November 25, 2009

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Exhibit 10.115

2.12.    “Year” shall mean each of the nine (9) twelve-month periods commencing on the First Shipment Date.

2.3.        The last sentence of Section 3 of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

This Agreement constitutes a firm order from JINKO for [*] metric tons of Product that cannot be cancelled during the term of this Agreement, except as set forth in Section 10 below.

2.4.        Section 4.3 of the Supply Agreement is hereby amended such that the reference to November 30, 2009, is changed to November 30, 2010.

2.5.        Section 5.2 of the Supply Agreement is hereby amended such that the reference to December 1, 2009, is changed to December 1, 2010, and the reference to September 1, 2009, is changed to September 1, 2010.

2.6. The last sentence of Section 6.4 of the Supply Agreement is herby amended and restated in its entirety to read as follows:

Unless HOKU is entitled to retain the Total Deposit as liquidated damages pursuant to Section 12 below, shipments to JINKO shall be credited against the Total Deposit on a straight-line basis during the first through ninth Year.

2.7.        Section 10.1 of the Supply Agreement is hereby amended such that the reference to December 31, 2009, is changed to December 31, 2010, and the reference to ten Years is changed to nine Years.

2.8.         Section 10.2.5 of the Supply Agreement is hereby amended such that the reference to December 31, 2009, is changed to December 31, 2010.

2.9.        Section 15 of the Supply Agreement is hereby deleted in its entirety and the following is hereby inserted in its place:

15.   [Reserved]

2.10.       The Pricing Schedule on Appendix 1 to the Supply Agreement is hereby amended and restated in its entirety to read as follows:

	Yr 1	Yr 2	Yr 3	Yr 4	Yr 5	Yr 6	Yr 7	Yr 8	Yr 9	Total
Tons per Year	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Price per kg	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

2.11.      The Supply Agreement is hereby amended such that all the references to JIANGXI JINKO SOLAR CO., LTD. are changed to JINKO SOLAR CO., LTD.

JINKO Initials & Date	XL November 25, 2009	HOKU Initials & Date	DS November 25, 2009

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Exhibit 10.115

3.           This Amendment, together with the Supply Agreement, constitutes the entire agreement between the Parties concerning the subject matter hereof,, and expressly supersedes that certain Amendment No. 1 executed by the Parties on November 16, 2009. Except as specifically amended herein, the terms of the Supply Agreement shall continue in full force and effect without modification or amendment.

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JINKO Initials & Date	XL November 25, 2009	HOKU Initials & Date	DS November 25, 2009

CONFIDENTIAL

Exhibit 10.115

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to Amended & Restated Supply Agreement as of the date first set forth above.

JINKO:		HOKU:

JINKO SOLAR CO., LTD.		HOKU MATERIALS, INC.

By:	/s/ Xiande Li	By:	/s/ Dustin Shindo

Name:	Xiande Li	Name:	Dustin Shindo

Title:	Chairman	Title:	Chairman & CEO
Authorized Signatory		Authorized Signatory

Date:	November 25, 2009	Date:	November 25, 2009

Signature Page to Amendment No. 1 to Amended & Restated Supply Agreement